UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2019

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA 95618

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

On September 16, 2019, Marrone Bio Innovations, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report its completion of the purchase on September 13, 2019 of its previously announced acquisition of Pro Farm Technologies OY, a Finnish limited company (“Pro Farm”), an agriculture technology company developing and producing seed treatments and fertilizers that aim to proactively support and enhance general plant physiology.

The Initial 8-K also stated that the required financial statements and pro forma financial information related to Pro Farm would be filed by an amendment to the Initial 8-K. This Amendment No. 1 to the Initial 8-K (“Amendment No. 1”) amends and supplements the Initial 8-K to include financial statements and unaudited pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Pro Farm’s audited balance sheets as of December 31, 2018 and 2017 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2018 and 2017 and notes to financial statements are filed as Exhibit 99.1 to this Amendment No. 1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and for the nine-month period ended September 30, 2019 and notes to the pro forma financial statements are filed as Exhibit 99.2 to this Amendment No. 1. An unaudited pro forma condensed combined balance sheet as of September 30, 2019 is not presented with Exhibit 99.2, as the financials included in that interim unaudited pro forma financial statement were reflected in the Company’s condensed consolidated balance sheets dated September 30, 2019, as reported in the Company’s Form 10-Q for the fiscal quarter ended September 30, 2019, filed with the SEC on November 19, 2019.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of RSM LLP.
99.1	Audited financial statements of Pro Farm Technologies OY as of and for the years ended December 31, 2018 and 2017.
99.2	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 and for the nine months ended September 30, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: November 25, 2019	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel and Secretary